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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 11, 2006
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item  2.06  Material Impairments

On January 11, 2006, management recommended, and the Management Audit Committee of General Motors Acceptance Corporation (GMAC) approved, non-cash goodwill impairment charges of approximately $450 million (after-tax), which will be recorded in the quarter ended December 31, 2005. The charges relate predominantly to GMAC's Commercial Finance operating segment and, in particular, primarily to the goodwill recognized in connection with the 1999 acquisition of The Bank of New York's commercial finance business.

These fourth quarter charges result from annual impairment tests required to be made for all of GMAC's reporting units in accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). Management's conclusions were reached as part of the year-end preparation of financial statements required to be included in GMAC's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission in mid-March. The audit of such financial statements by the Company's external auditors remains in process.

GMAC will report fourth quarter and full year 2005 earnings on January 26, 2006. Net income for the year is expected to be relatively consistent with previously announced expectations - in the $2.5 billion range - after considering these impairment charges, and well in excess of such guidance, excluding these impairment charges.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        January 12, 2006       /s/  SANJIV KHATTRI
              ----------------       -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        January 12, 2006       /s/  LINDA K. ZUKAUCKAS
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller